                                                                ANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                          ENDED OCTOBER 31, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Seeks to provide long-term capital growth
[LOGO]

KEMPER
THE GROWTH FUND OF SPAIN, INC.

                    "The macroeconomic environment in Spain
                 remains strong, with declining interest rates,
                     high consumer confidence, and expected
                       1998 growth of near 4 percent ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Largest Holdings
8
Portfolio Statistics
9
Portfolio of Investments
11
Report of Independent Auditors
12
Financial Statements
14
Notes to Financial Statements
16
Financial Highlights
17
Description of Dividend Reinvestment Plan
20
Shareholders' Meeting


AT A GLANCE

ABOUT YOUR REPORT

YOUR FUND'S FISCAL YEAR END CHANGED IN 1998 FROM NOVEMBER 30 TO OCTOBER 31. THE FINANCIAL STATEMENTS INCLUDED HEREIN ARE FOR THE PERIOD DECEMBER 1, 1998, THROUGH OCTOBER 31, 1998. CERTAIN OTHER INFORMATION CONTAINED IN THIS REPORT COVERS THE 12 MONTHS ENDED OCTOBER 31, 1998. THIS CHANGE DOES NOT AFFECT YOUR INVESTMENT.

--------------------------------------------------------------------------------
 TOTAL RETURNS
--------------------------------------------------------------------------------
 FOR THE 11-MONTH
 PERIOD ENDED OCTOBER 31, 1998

                                 BASED ON    BASED ON
                                 NET ASSET    MARKET
                                   VALUE      PRICE
--------------------------------------------------------------------------------
THE GROWTH FUND OF SPAIN         32.90%      41.48%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET ASSET VALUE AND MARKET PRICE
--------------------------------------------------------------------------------

                                   AS OF      AS OF
                                  10/31/98   10/31/97
--------------------------------------------------------------------------------
NET ASSET VALUE                    $23.42     $17.99
--------------------------------------------------------------------------------
MARKET PRICE                       $22.06     $15.50
--------------------------------------------------------------------------------

Investment by the fund in securities of Spanish companies involves certain considerations not typically associated with investing in securities of United States companies, including: currency fluctuations, potential price volatility, less liquidity and concentration in the Spanish equities market. The fund may also invest up to 25% of its total assets in securities of emerging or nonpublic Spanish companies. The risk of investing in such companies generally is greater than the risk of investing in established companies.

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------
THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND INFORMATION FOR THE FUND AS OF OCTOBER 31, 1998.

                              THE GROWTH FUND
                                 OF SPAIN
--------------------------------------------------------------------------------
INCOME DIVIDEND:                  $ 0.11
--------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN:          $ 0.43
--------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN:           $ 0.93
--------------------------------------------------------------------------------

Statistical Note: Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not guarantee future performance. Market price, net asset value and investment returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

TERMS TO KNOW

EMERGING MARKET A developing or emerging country can be considered to be a country that is in the initial stages of its industrial cycle. Developing or "emerging" markets involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems that may be less stable.

EUROPEAN MONETARY UNION An economic and monetary unification of European countries whose goal is to ultimately introduce a single European currency and create a more economically competitive region.

LIQUIDITY A characteristic of an investment or an asset referring to the ease of its convertibility into cash within a reasonably short period of time.

VOLATILITY The tendency of a security, commodity, or market to rise and fall in price over time. Volatility is inherent in almost all investments but differs in degree from investment to investment and from market to market. For example, in the United States, money-market mutual funds strive to maintain a fixed price and thus experience very little volatility, if any. By comparison, stocks can be very volatile.

SOURCES: SCUDDER KEMPER INVESTMENTS, INC.; BARRON'S DICTIONARY OF FINANCE AND INVESTMENT TERMS

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.



DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1998 comes to a close. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1100-point range, up nearly 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  Although there was no good news to be garnered from the sensationalized presidential scandal, as the shock of Kenneth Starr's report wore off, the nation seemed to refocus its attention on other matters. In this sense, another veil of despair was lifted.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence has remained fairly high, although not quite as high as last year. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of between 2.5 percent and 3.5 percent for the second half of 1998 and is anticipated to hover around 2 percent for the first half of 1999. The consumer price index (CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.



                                  [BAR GRAPH]

                                  NOV 98          6 MONTHS AGO       1 YEAR AGO        2 YEARS AGO
10-YEAR TREASURY RATE(1)*          4.53               5.64               6.03              6.53
PRIME RATE(2)*                     8.12               8.50               8.50              8.25
INFLATION RATE(3)*                 1.49               1.50               2.08              2.99
THE U.S. DOLLAR(4)                 0.83               6.86               9.65              3.46
CAPITAL GOODS ORDERS(5)*           2.51               7.47              10.64              9.19
INDUSTRIAL PRODUCTION(5)*          2.12               4.97               6.72              4.93
EMPLOYMENT GROWTH(6)               2.28               2.65               2.70              2.33

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF OCTOBER 31, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

  If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief as 1998 comes to an end -- but get ready for 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. The threat of impeachment, new acts of terrorism or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

  I would like to take this opportunity to thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.



Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
MANAGING DIRECTOR
SCUDDER KEMPER INVESTMENTS, INC

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF DECEMBER 2, 1998, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE

JOAN GREGORY, A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC., IS A MEMBER OF THE GLOBAL EQUITY GROUP, WHERE SHE SERVES AS LEAD PORTFOLIO MANAGER OF THE GROWTH FUND OF SPAIN, INC. AND SEVERAL INSTITUTIONAL INTERNATIONAL PORTFOLIOS. SHE JOINED THE ORGANIZATION IN 1992. GREGORY RECEIVED A BACHELORS DEGREE FROM UNIVERSITY COLLEGE IN DUBLIN AND A MASTERS DEGREE FROM COLUMBIA UNIVERSITY.
NICK BRATT, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC., IS THE DIRECTOR OF THE GLOBAL EQUITY GROUP. WITH OVER 20 YEARS OF EXPERIENCE IN INTERNATIONAL INVESTMENTS, BRATT IS A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM OF THE GROWTH FUND OF SPAIN, INC. HE JOINED THE ORGANIZATION IN 1976. BRATT RECEIVED A BACHELOR'S DEGREE WITH HONORS FROM ST. JOHNS COLLEGE, OXFORD UNIVERSITY AND AN MIA DEGREE AS A FULBRIGHT SCHOLAR FROM COLUMBIA UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE SPANISH MARKET, AS MEASURED BY THE UNMANAGED MADRID GENERAL INDEX, WAS UP
AN IMPRESSIVE 42.67 PERCENT FOR THE YEAR ENDED OCTOBER 31, 1998. THE GROWTH FUND OF SPAIN, INC. GAINED 40.74 PERCENT IN NET ASSET VALUE AND 55.18 PERCENT ON MARKET VALUE FOR THE SAME ONE YEAR PERIOD ENDED OCTOBER 31, 1998. FOLLOWING, LEAD PORTFOLIO MANAGER JOAN GREGORY DISCUSSES THE MARKET.

Q     COULD YOU PROVIDE AN OVERVIEW OF THE EVENTS THAT IMPACTED THE SPANISH
MARKET DURING THIS PERIOD AND HOW YOU POSITIONED THE GROWTH FUND OF SPAIN, INC. IN THIS ENVIRONMENT?

A     Spain was excessively punished during the global turmoil that marked much of the period due to exposure to Latin America on the part of major Spanish corporations. Latin American markets were tarred by the Asian brush earlier in the period and then were hit hard again when Russia defaulted on its debt in August, causing a ripple of panic that seeped into all emerging markets. In mid-September however, sentiment changed dramatically as rate cuts in the United States, a rescue plan for the Japanese banks, and the likelihood of Brazil presenting a serious and coherent austerity package resulted in the stabilization of global financial markets. The Spanish market bounced off lows and ended the period as a top performer among European and world markets.

      The fund withstood much of the volatility quite well due to our defensive positioning. Holdings in the portfolio are generally high-quality, liquid, blue chip stocks. The fund's sector concentration also had a defensive bent with a large utilities allocation. Financial stocks, which were also prominent in the portfolio, did plunge on the back of the Russian debt default but recovered quite quickly as interest rate cuts in several key markets seemed to signal a global commitment to preventing similar debt crises in other markets.

Q     WHAT IS DRIVING THE SPANISH ECONOMY?

A     The macroeconomic environment in Spain remains buoyant. In the first half of 1998, the Spanish economy grew at a rate of 4 percent, and growth of 3.8 percent is anticipated for the full year. Spanish interest rates have been falling and we expect further downward adjustments prior to the launch of EMU (European Monetary Union). Inflation rose at a year-on-year rate of 1.6 percent, and inflation of 1.9 percent is projected for 1998. The inflation environment is benign and a slower global growth environment should offset any potential overheating. Consumer and business confidence is at record levels driven by job creation and a competitive currency. Household spending should remain strong in 1999 as a cut in the personal income tax rate lifts disposable income.

Q     HOW HAS DEREGULATION IMPACTED SPAIN?

A     Spain has undergone a considerable amount of deregulation since 1994.
Reforms include the introduction of part-time jobs, a reduction in redundancy payments, capital gains and income tax reform, in addition to the rapid liberalization of key sectors of the economy such as telecommunications and

PERFORMANCE UPDATE

utilities. These reforms have been very positive for Spain.

Q     YOU MENTIONED SPAIN'S STOCK MARKET WAS HURT BY ITS LATIN AMERICA EXPOSURE.
WHAT PORTION OF THE STOCK MARKET DOES THIS EXPOSURE REPRESENT AND WHAT IMPACT DO YOU FORESEE IF THIS VOLATILITY CONTINUES?

A     Spanish exposure to Latin America represents approximately 9 percent of total corporate revenues. While Spanish corporations will suffer from a slowdown in growth in Latin America, much of this risk has been discounted in stock prices. Stability is returning to Latin American markets in response to recent policy decisions.

Q     WHAT IS YOUR OUTLOOK FOR SPAIN?

A     Barring a severe global meltdown, Spain will probably emerge relatively intact from the recent global crisis and, due to the domestic nature of the Spanish economy, profit growth will be less affected than other European markets. In addition, a significant part of the negative shock on Spain has been offset by the easier monetary conditions which have remained intact in the recent volatility.

LARGEST HOLDINGS

THE FUND'S 15 LARGEST HOLDINGS*

Representing 78.7 percent of the fund's total common stocks on October 31, 1998

-------------------------------------------------------------------------
COUNTRY                                                           PERCENT
-------------------------------------------------------------------------
1.    TELEFONICA DE ESPANA                                          12.5%

2.    BANCO BILBAO VIZCAYA                                           9.6%

3.    EMPRESA NACIONAL DE ELECTRICIDAD (ENDESA)                      6.2%

4.    FOMENTO DE CONSTRUCCIONES Y CONTRATAS (FCC)                    5.6%

5.    IBERDROLA                                                      5.5%

6.    GAS NATURAL                                                    5.3%

7.    ARGENTARIA                                                     5.0%

8.    REPSOL                                                         5.0%

9.    VALLEHERMOSO                                                   4.7%

10.   BANKINTER                                                      3.8%

11.   COMPANIA SEVILLANA DE ELECTRICIDAD                             3.8%

12.   CENTROS COMMERCIALES PRYCA                                     3.7%

13.   UNION ELECTRICA FENOSA                                         2.9%

14.   AUTOPISTAS CONCESIONARIA (ACESA)                               2.6%

15.   ALBA                                                           2.5%


*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                     [PIE CHART]               [PIE CHART]
                                     ON 10/31/98               ON 10/31/97

--------------------------------------------------------------------------------
                                     ON 10/31/98              ON 10/31/97
--------------------------------------------------------------------------------
    SPANISH EQUITIES                      91%                      99%
--------------------------------------------------------------------------------
    SPANISH PESETA TIME DEPOSITS           1                        1
--------------------------------------------------------------------------------
    CASH AND EQUIVALENTS                   8                       --
--------------------------------------------------------------------------------
                                         100%                     100%


*Portfolio holdings and composition are subject to change.

PORTFOLIO OF INVESTMENTS

THE GROWTH FUND OF SPAIN, INC.

Portfolio of Investments at October 31, 1998

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
COMMON STOCKS                                                                                      SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------
BANKING--23.3%
                                                Argentaria                                        820,000      $ 17,843
                                                Banco Bilbao Vizcaya                            2,502,000        33,747
                                                Banco Central Hispano                             435,900         4,812
                                                Banco de Andalucia                                 88,952         4,231
                                                Banco de Valencia                                 140,000         3,727
                                                Banco Pastor, S.A.                                 67,700         3,619
                                                Banco Popular Espanol                             142,800         8,820
                                                Bankinter                                         440,000        13,463
                                                -----------------------------------------------------------------------
                                                                                                                 90,262
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS AND ENERGY--4.5%
                                                Repsol                                            350,000        17,567
                                                -----------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
CONSTRUCTION AND PROPERTY
DEVELOPMENT--11.7%
                                                Fomento de Construcciones y Contratas (FCC)       376,132        19,760
                                                Grupo Acciona                                      27,650         7,145
                                                Inmobiliaria Metropolitana Vasco Central
                                                (Metrovascesa)                                     63,000         1,818
                                                Vallehermoso                                    1,326,765        16,389
                                                -----------------------------------------------------------------------
                                                                                                                 45,112
-----------------------------------------------------------------------------------------------------------------------
CONSUMER GOODS--5.8%
                                                Aldeasa, S.A.                                      50,000         1,704
                                                Baron de Ley, S.A.                                 15,000           501
                                                Centros Commerciales Pryca                        590,000        13,089
                                                Prosegur, Cia de Seguridad, S.A.                  402,415         4,871
                                                Vidrala, S.A.                                     180,000         2,102
                                                -----------------------------------------------------------------------
                                                                                                                 22,267
-----------------------------------------------------------------------------------------------------------------------
ELECTRIC AND OTHER UTILITIES--23.4%
                                                Compania Sevillana de Electricidad              1,050,000        13,380
                                                Electricas Reunidas de Zaragoza, S.A.              51,944         2,397
                                                Empresa Nacional de Electricidad (ENDESA)         867,000        21,850
                                                Gas Natural                                       217,823        18,758
                                                Gas y Electricidad (GESA)                          57,000         4,836
                                                Iberdrola                                       1,200,000        19,381
                                                Union Electrica Fenosa                            625,000        10,139
                                                -----------------------------------------------------------------------
                                                                                                                 90,741
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES--2.3%
                                                Alba                                               70,800         8,891
                                                -----------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
METALS AND ENGINEERING--6.3%
                                                Acerinox                                          325,000         7,326
                                                Azkoyen                                            61,000         8,228
                                                Zardoya Otis                                      305,497         8,805
                                                -----------------------------------------------------------------------
                                                                                                                 24,359
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS AND
MOTORWAYS--13.7%
                                                Autopistas Concesionaria (ACESA)                  551,250         9,021
                                                Telefonica de Espana                              973,000        43,932
                                                -----------------------------------------------------------------------
                                                                                                                 52,953
                                                -----------------------------------------------------------------------
                                                TOTAL COMMON STOCKS--91.0%
                                                (Cost: $181,018)                                                352,152
                                                -----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL
                                                                                                    AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------
MONEY MARKET                                    Yield--4.25%
INSTRUMENT--1.2%                                Due--November 1998
                                                (Cost: $4,789)
                                                Banco Exterior Internacional
                                                (PRINCIPAL AMOUNT IN SPANISH PESETAS)         673,427,585      $  4,781
                                                -----------------------------------------------------------------------
                                                TOTAL INVESTMENTS--92.2%
                                                (Cost: $185,807)                                                356,933
                                                -----------------------------------------------------------------------
                                                CASH AND OTHER ASSETS, LESS LIABILITIES--7.8%                    30,193
                                                -----------------------------------------------------------------------
                                                NET ASSETS--100%                                               $387,126
                                                -----------------------------------------------------------------------


--------------------------------------------------------------------------------
NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
Based on the cost of investments of $185,807,000 for federal income tax purposes at October 31, 1998, the gross unrealized appreciation was $172,417,000, the gross unrealized depreciation was $1,291,000 and the net unrealized appreciation on investments was $171,126,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS
THE GROWTH FUND OF SPAIN, INC.

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Growth Fund Of Spain, Inc. as of October 31, 1998, and the related statements of operations for the eleven months then ended and changes in net assets for the eleven months then ended and year ended November 30, 1997, and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund Of Spain, Inc. at October 31, 1998, the results of its operations for the eleven months then ended, the changes in its net assets for the eleven months then ended and year ended November 30, 1997, and the financial highlights for each of the fiscal periods since 1994, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          December 16, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1998
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $185,807)                                                $356,933
------------------------------------------------------------------------
Cash (including foreign currency of $30,322 with a cost of
  $28,014)                                                        30,404
------------------------------------------------------------------------
Receivable for dividends and interest                                923
------------------------------------------------------------------------
    TOTAL ASSETS                                                 388,260
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Management fee                                                     302
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             193
------------------------------------------------------------------------
  Reorganization expenses                                            591
------------------------------------------------------------------------
  Directors' fees and other                                           48
------------------------------------------------------------------------
    Total liabilities                                              1,134
------------------------------------------------------------------------
NET ASSETS                                                      $387,126
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $183,252
------------------------------------------------------------------------
Undistributed net realized gain on investments and foreign
currency transactions                                             28,047
------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and
liabilities in foreign currency                                  173,538
------------------------------------------------------------------------
Undistributed net investment income                                2,289
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $387,126
------------------------------------------------------------------------

------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($387,126 / 16,530 shares outstanding)                            $23.42
------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Eleven months ended October 31, 1998

(IN THOUSANDS)

-----------------------------------------------------------------------
NET INVESTMENT INCOME
-----------------------------------------------------------------------
Dividends                                                       $ 7,415
-----------------------------------------------------------------------
Interest                                                            358
-----------------------------------------------------------------------
                                                                  7,773
-----------------------------------------------------------------------
Less foreign taxes withheld                                       1,096
-----------------------------------------------------------------------
    Total investment income                                       6,677
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  3,341
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            442
-----------------------------------------------------------------------
  Professional fees                                                 127
-----------------------------------------------------------------------
  Reports to shareholders                                            60
-----------------------------------------------------------------------
  Reorganization expenses                                           655
-----------------------------------------------------------------------
  Directors' fees and other                                         176
-----------------------------------------------------------------------
    Total expenses                                                4,801
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             1,876
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized gain on sales of investments and foreign
  currency transactions                                          28,911
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments and
  assets and liabilities in foreign currency                     65,579
-----------------------------------------------------------------------
Net gain on investments                                          94,490
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $96,366
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                             ELEVEN MONTHS
                                                                 ENDED                     YEAR ENDED
                                                            OCTOBER 31, 1998            NOVEMBER 30, 1997
---------------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------------
  Net investment income                                         $  1,876                       3,670
---------------------------------------------------------------------------------------------------------
  Net realized gain                                               28,911                      20,740
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           65,579                      47,441
---------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              96,366                      71,851
---------------------------------------------------------------------------------------------------------
  Distribution from net investment income                         (1,818)                     (2,854)
---------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                            (22,481)                    (13,931)
---------------------------------------------------------------------------------------------------------
Total dividends to shareholders                                  (24,299)                    (16,785)
---------------------------------------------------------------------------------------------------------
Payment for shares repurchased (310 shares for year
ended November 30, 1997)                                              --                      (3,942)
---------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                      72,067                      51,124
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------------

Beginning of period                                              315,059                     263,935
---------------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of
$2,289 and $1,625, respectively)                                $387,126                     315,059
---------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. The fund is registered under
                             the Investment Company Act of 1940 as a closed-end management investment company. Pursuant to shareholder vote on October 28, 1998, the fund changed its classification from diversified to non-diversified. In 1998, the fund changed its fiscal year end for financial reporting and federal income tax purposes to October 31 from November 30.

                             SECURITY VALUATION. Investments are stated at value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Forward foreign currency contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day.

                             Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATION. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in Spanish pesetas are translated into U.S. dollars at the prevailing rate of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the fund. Interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income

NOTES TO FINANCIAL STATEMENTS

                             tax principles which may treat certain
                             transactions, such as foreign currency
                             transactions, differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

2    TRANSACTIONS WITH
     AFFILIATES              The fund has a management agreement with Scudder
                             Kemper Investments, Inc. (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of 1% of average weekly net assets. The fund incurred a management fee of $3,341,000 for the eleven months ended October 31, 1998.

                             Scudder Kemper utilizes the investment management services of BSN Gestion de Patrimonios, S.A., S.G.C. (the Spanish Adviser) pursuant to a sub-advisory agreement entered into between Scudder Kemper and the Spanish Adviser. For services provided under the sub-advisory agreement, Scudder Kemper pays a fee of 1/12 of the annual rate of .35% of the fund's average weekly net assets to the Spanish Adviser. During the eleven months ended October 31, 1998, Scudder Kemper incurred fees of $1,169,000 to the Spanish Adviser.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Directors of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved the new investment management agreement through a proxy solicitation that concluded October 28, 1998.

                             Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $22,000 for the eleven months ended October 31, 1998.

                             Certain officers or directors of the fund are also officers or directors of Scudder Kemper. During the eleven months ended October 31, 1998, the fund made no pay-
                             ments to its officers and incurred directors' fees of $25,000 to independent directors.
--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            For the eleven months ended October 31, 1998,
                             investment transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $31,636
                             Proceeds from sales                          68,691
--------------------------------------------------------------------------------

4    REPURCHASE OF SHARES    The Board of Directors of the fund has previously
                             authorized the open market repurchase and
                             retirement of up to three million shares (1,479,000
                             repurchased to date) of the fund's outstanding
                             stock. The repurchase plan has been suspended by
                             the Board of Directors of the fund pending
                             conversion of the fund to an open-end investment
                             company (see Note 5 below). For the year ended
                             November 30, 1997, 310,000 shares of the fund were
                             repurchased, at a weighted average discount to net
                             asset value of 19%.
--------------------------------------------------------------------------------

5    SUBSEQUENT EVENT        At the close of business December 11, 1998, the
                             fund converted from a closed-end investment company to an open-end investment company and reorganized as a new series of Kemper Global/International
                             Series, Inc. The fund's reorganization expenses, as approved by the fund's Board of Directors, amounted to $655,000 as of October 31, 1998.

FINANCIAL HIGHLIGHTS

                                           ELEVEN MONTHS
                                               ENDED                YEAR ENDED NOVEMBER 30,
                                            OCTOBER 31,    -----------------------------------------
                                               1998          1997       1996       1995       1994
----------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $19.06      15.67      13.33      12.40      10.67
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              .11        .24        .36        .37        .32
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                  5.72       4.15       2.69       1.01       1.41
----------------------------------------------------------------------------------------------------
Total from investment operations                    5.83       4.39       3.05       1.38       1.73
----------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income            .11        .17        .42        .45         --
----------------------------------------------------------------------------------------------------
  Distribution from net realized gain               1.36        .83        .29         --         --
----------------------------------------------------------------------------------------------------
Total dividends                                     1.47       1.00        .71        .45         --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                    $23.42      19.06      15.67      13.33      12.40
----------------------------------------------------------------------------------------------------
Market value, end of period                       $22.06      17.00      12.50      10.88      10.00
----------------------------------------------------------------------------------------------------
 TOTAL RETURN (NOT ANNUALIZED)
----------------------------------------------------------------------------------------------------
Based on net asset value                           32.90%     29.86      24.12      11.62      16.21
----------------------------------------------------------------------------------------------------
Based on market value                              41.48%     46.49      22.38      13.83       3.90
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------
Expenses                                            1.43%      1.22       1.25       1.22       1.23
----------------------------------------------------------------------------------------------------
Net investment income                                .58%      1.29       2.46       2.89       2.57
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)      $387,126    315,059    263,935    227,997    213,972
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                  10%        29         45         69         85
----------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares trade during the period.

 TAX INFORMATION

The fund paid a distribution of $.93 per share from net long-term capital gains during the period ended October 31, 1998, of which 62% represent 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the fund designates $26,700,000 as capital gain dividends for the period ended October 31, 1998, of which 100% represent 20% rate gains.

The fund paid foreign taxes of $1,097,000 and earned $7,415,000 of foreign source income during the period ended October 31, 1998. Pursuant to Section 853 of the Internal Revenue Code, the fund designates $.07 per share as foreign taxes paid and $.18 per share as income earned from foreign sources for the period ended October 31, 1998.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of THE GROWTH
                             FUND OF SPAIN, INC. (the "Fund"). If you wish to participate and your shares are held in your own name, no further action on your part is required;
                             you are automatically enrolled in the Plan. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a.
                             ("UMB") as their agent and as agent for the Fund under the Plan.

--------------------------------------------------------------------------------

2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distribution."

--------------------------------------------------------------------------------

3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------

4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communications regarding the Plan to:

                             KEMPER SERVICE COMPANY

                             P.O. Box 419066

                             Kansas City, Missouri 64141-6066

                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

5    ADJUSTMENT OF
     PURCHASE PRICE          The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------

6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------

7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------

8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the Fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------

9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------

10     SHARES NOT HELD
       IN SHAREHOLDER'S
       NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------

11       AMENDMENTS          Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

12     WITHDRAWAL FROM
       PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------

13       TAX IMPLICATIONS    Shareholders will receive tax information annually
                             for personal records and to assist in preparation of Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

The annual shareholders' meeting was held on October 28, 1998 for The Growth Fund Of Spain, Inc. Shareholders were asked to vote on six separate issues: election of two members to the Board of Directors, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Scudder Kemper Investments, Inc., approval of a new sub-advisory agreement with BSN Gestion de Patrimonios S.A., S.G.C., approval to change the fund's classification to a nondiversified fund and approval of a proposal to convert the fund to an open-end investment company. Following are the results for each issue:

1) Election of Directors (Class I)

                           For
   Frederick T. Kelsey  12,498,718
   Fred B Renwick       12,495,861

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

                        For              Against            Abstain
                     14,194,968          306,615            349,543

3) Approval of a new investment management agreement with Scudder Kemper Investments, Inc. This item was approved.

                        For              Against            Abstain
                     14,016,940          459,821            374,364

4) Approval of a new sub-advisory agreement with BSN Gestion de Patrimonios S.A., S.G.C. This item was approved.

                        For              Against            Abstain
                     14,065,696          401,981            383,448

5) Approval of a change of the fund's classification to a nondiversified fund. This item was approved.

                        For              Against            Abstain
                      10,772,174         424,540            458,995

6) Approval of the proposal to convert the fund to an open-end investment company. This item was approved.

                        For              Against            Abstain
                     11,399,716          221,207            34,786

NOTES
                                                                              21

NOTES

NOTES

DIRECTORS&OFFICERS


DIRECTORS                    OFFICERS

JAMES E. AKINS               DANIEL PIERCE                STEVEN H. REYNOLDS
Director                     President                    Vice President

ARTHUR R. GOTTSCHALK         MARK S. CASADY               KATHRYN L. QUIRK
Director                     Vice President               Vice President

FREDERICK T. KELSEY          PHILIP J. COLLORA            LINDA J. WONDRACK
Director                     Vice President and           Vice President
                             Secretary
FRED B. RENWICK                                           CAROLINE PEARSON
Director                     JOAN R. GREGORY              Assistant Secretary
                             Vice President
JOHN B. TINGLEFF                                          MAUREEN E. KANE
Director                     JOHN R. HEBBLE               Assistant Secretary
                             Treasurer
JOHN G. WEITHERS                                          ELIZABETH C. WERTH
Director                     THOMAS W. LITTAUER           Assistant Secretary
                             Vice President
                                                          BRENDA LYONS
                             ANN M. MCCREARY              Assistant Treasurer
                             Vice President





--------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419066
                                      Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania Avenue
                                      Kansas City, MO 64105

--------------------------------------------------------------------------------
FOREIGN                               THE CHASE MANHATTAN BANK
CUSTODIAN                             Chase Metro Center
                                      Brooklyn, N.Y. 11245

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606


[RECYCLED LOGO]
Printed on recycled paper.

                                                             [KEMPER FUNDS LOGO]
                                   Long-term investing in a short-term world(SM)

GSP - 2(12/98) 1063060
Printed in the U.S.A.